[In color, action shots of two fencers dueling.
Voice reads:]
To be a champion, you must make a commitment to winning. To TOTAL performance. [Slide supers below fencers and reads:]
#1 GENERAL BOND FUND
[Voice reads:]
That's how you become #1.
That's how CGM Fixed Income Fund became America's #1 general bond fund for three- and five-year performance.
[Fencing continues with slide supering at bottom of screen that reads:]
Total Return for the periods ended 3/31/97
Three Year 38.9% Five Year 72.6%[Numbers appear larger--the same size as numbers that appear in the next line--although text words appear in smaller type size:] 6.7%, 11.6%, 11.5% and 11.5% are the average annual total returns for CGM Fixed Income Fund for the one-, three-, and five-year periods ended 3/31/97 and from inception on 3/17/92 through 3/31/97, respectively.
[Voice reads:]
With a total return of 38.9% over the past three years and 72.6% over the past five years, CGM Fixed Income Fund beat all its competition according to Lipper Analytical Services.
[Fencers continue dueling and new slide supers at bottom of screen:] 1-800-CGM-INFO
[in smaller type:]
Lipper Analytical Services, Inc., an independent mutual fund ranking agency, ranks CGM Fixed Income Fund #1 of 13 general bond funds for five-year performance, #1 of 19 general bonds funds for three-year performance, and #26 of 38 general bond funds for one-year performance. The Fund's adviser is currently absorbing a portion of management fees. Otherwise the total return would be lower.
[Voice reads:]
For a prospectus, call 1-800-CGM-INFO
[New slide supers--to the right of one fencer withdrawing from duel and raising one arm victoriously-- reading:]
CGM FIXED INCOME FUND
AMERICA'S #1 GENERAL BOND FUND
[in smaller type:] for 3- and 5-year performance
This information represents past performance, which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free.
[Commercial ends.]